UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event Reported): October 12, 2004


                            CIT RV Trust 1997 - A
            (Exact Name of Registrant as Specified in its Charter)


            Delaware                    000 - 23507            52 - 6896758
 (State or other jurisdiction of     (Commission File          (IRS Employer
         incorporation)                   Number)            Identification No.)


1 CIT Drive
Livingston, New Jersey                                      07039-5703
(Address of principal executive offices and zip code)       (Zip Code)

Registrants' telephone number, including area code:   (973) 740 -5000

                     c/o The CIT Group/Sales Financing, Inc.
                                   1 CIT Drive
               Livingston, New Jersey 07039 (Former name or former
                     address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601 (b) of Regulation S-K.



EXHIBIT NO.                   DESCRIPTION

99.1                          Pool Data Report



                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                THE CIT GROUP / SALES FINANCING,
                                INC., as Servicer

                                By:   /s/ Barbara Callahan
                                    -------------------------------
                                Name:  Barbara Callahan
                                Title: Vice President


Dated:    October 12, 2004

                               CIT RV TRUST 1997-A
                           Cutoff Date: June 30, 2004

 The percentages and balances set forth in each of the following tables may not total due to rounding.

                    GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                                  % of Contract
                                                                        Pool by
                            % of Contract                             Principal
                 Number of Pool by Number                               Balance
                 Contracts   of Contracts   Aggregate Principal     Outstanding
                     as of          as of   Balance Outstanding   as of Cut-off
State         Cut-off Date   Cut-off Date    as of Cut-off Date            Date
-----         ------------   ------------   -------------------   -------------
Alabama                 30          0.81%              $962,922           1.17%
Alaska                   5          0.14%               153,177           0.19%
Arizona                182          4.92%             4,487,602           5.46%
Arkansas                80          2.16%             1,385,249           1.69%
California             595         16.09%            12,855,966          15.66%
Colorado                79          2.14%             1,917,286           2.33%
Connecticut             48          1.30%               685,512           0.83%
Delaware                 2          0.05%                27,762           0.03%
Florida                257          6.95%             6,321,219           7.70%
Georgia                109          2.95%             2,587,379           3.15%
Hawaii                   2          0.05%                44,659           0.05%
Idaho                   22          0.59%               416,142           0.51%
Illinois                92          2.49%             2,092,916           2.55%
Indiana                 29          0.78%               962,701           1.17%
Iowa                     7          0.19%               173,357           0.21%
Kansas                  56          1.51%             1,041,493           1.27%
Kentucky                11          0.30%               320,553           0.39%
Louisiana               53          1.43%             1,366,086           1.66%
Maine                   13          0.35%               256,926           0.31%
Maryland                53          1.43%               847,949           1.03%
Massachusetts           62          1.68%             1,185,254           1.44%
Michigan                15          0.41%               582,227           0.71%
Minnesota               10          0.27%               161,041           0.20%
Mississippi             25          0.68%               619,975           0.75%
Missouri               122          3.30%             2,232,510           2.72%
Montana                 11          0.30%               204,961           0.25%
Nebraska                 8          0.22%               198,545           0.24%
Nevada                  84          2.27%             2,130,915           2.59%
New Hampshire           22          0.59%               415,608           0.51%
New Jersery             32          0.87%               766,507           0.93%
New Mexico              32          0.87%               757,771           0.92%
New York               105          2.84%             1,968,623           2.40%
North Carolina          71          1.92%             1,310,728           1.60%
North Dakota             1          0.03%                31,559           0.04%
Ohio                    22          0.59%               879,306           1.07%
Oklahoma               173          4.68%             3,545,905           4.32%
Oregon                 114          3.08%             2,408,005           2.93%
Pennsylvania            44          1.19%             1,124,873           1.37%
Puerto Rico              1          0.03%                22,028           0.03%
Rhode Island            19          0.51%               356,486           0.43%
South Carolina          53          1.43%             1,023,385           1.25%
South Dakota             7          0.19%               158,648           0.19%
Tennessee               38          1.03%             1,129,163           1.38%
Texas                  641         17.33%            13,493,610          16.43%
Utah                    13          0.35%               174,262           0.21%
Vermont                  6          0.16%                71,084           0.09%
Virginia                20          0.54%               820,030           1.00%
Washington             189          5.11%             4,615,469           5.62%
West Virginia           10          0.27%               229,983           0.28%
Wisconsin               17          0.46%               472,917           0.58%
Wyoming                  5          0.14%                97,431           0.12%
Other (2)                2          0.05%                22,274           0.03%
                 --------------------------------------------------------------
                     3,699        100.00%           $82,117,939         100.00%
                 ==============================================================

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations




                                   Range of Contract Rates

                                                 % of Contract                                   % of Contract
                                  Number of   Pool by Number of   Aggregate Principal        Pool by Principal
Range of                    Contracts as of     Contracts as of   Balance Outstanding      Balance Outstanding
Contract Rates                 Cut-off Date        Cut-off Date    as of Cut-off Date       as of Cut-off Date
--------------              ---------------   -----------------   -------------------      --------------------

     0.00%  -  7.74% (1)                  5               0.14%              $125,965                    0.15%
     7.75%  -   7.99%                    11               0.30%              $797,509                    0.97%
     8.00%  -   8.99%                   405              10.95%           $18,167,266                   22.12%
     9.00%  -   9.99%                 1,053              28.47%           $29,052,996                   35.38%
    10.00%  -  10.99%                 1,019              27.55%           $18,020,337                   21.94%
    11.00%  -  11.99%                   569              15.38%            $7,950,315                    9.68%
    12.00%  -  12.99%                   388              10.49%            $4,963,505                    6.04%
    13.00%  -  13.99%                   185               5.00%            $2,426,321                    2.95%
    14.00%  -  14.99%                    51               1.38%              $488,116                    0.59%
    15.00%  -  15.99%                     8               0.22%               $74,461                    0.09%
    16.00%  -  16.99%                     4               0.11%               $49,012                    0.06%
    17.00%  -  17.99%                     1               0.03%                $2,136                    0.00%
                                ------------------------------------------------------------------------------
                                      3,699             100.00%           $82,117,939                  100.00%
                                ==============================================================================



(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.




                                 Range of Remaining Maturities

                                                 % of Contract                                   % of Contract
                                  Number of     Pool by Number   Aggregate Principal         Pool by Principal
Range of Remaining           Contracts as of   Contracts as of  Balance Outstanding        Balance Outstanding
Maturities in Months           Cut-off Date       Cut-off Date   as of Cut-off Date         as of Cut-off Date
--------------------         --------------    ---------------  -------------------        -------------------
         0  -    12 months              174              4.70%             $313,159                      0.38%
        13  -    24 months               77              2.08%             $323,482                      0.39%
        25  -    36 months              386             10.44%           $2,512,148                      3.06%
        37  -    48 months              396             10.71%           $3,254,197                      3.96%
        49  -    60 months              576             15.57%           $6,474,427                      7.88%
        61  -    72 months              546             14.76%           $6,970,473                      8.49%
        73  -    84 months               34              0.92%             $710,823                      0.87%
        85  -    96 months              696             18.82%          $23,621,500                     28.77%
        97  -  108 months               723             19.55%          $29,646,271                     36.10%
       109  -  120 months                29              0.78%           $1,716,399                      2.09%
       121  -  132 months                 7              0.19%             $569,464                      0.69%
       133  -  144 months                 3              0.08%             $190,672                      0.23%
       145  -  156 months                20              0.54%           $1,964,402                      2.39%
       157  -  168 months                32              0.87%           $3,850,523                      4.69%
                              --------------------------------------------------------------------------------
                                      3,699            100.00%          $82,117,939                    100.00%
                              ================================================================================



                                                 Collateral Type Distribution

                                                                   % of Contract                                % of Contract
                                                Number of         Pool by Number    Aggregate Principal     Pool by Principal
                                          Contracts as of     of Contracts as of    Balance Outstanding   Balance Outstanding
Collateral Type                              Cut-off Date           Cut-off Date     as of Cut-off Date    as of Cut-off Date
---------------                           ---------------     ------------------    -------------------   -------------------

Motor Homes                                         1,708                 46.17%            $59,145,829                72.03%
Fifth Wheel                                           810                 21.90%             12,620,924                15.37%
Travel Trailer                                      1,071                 28.95%              9,591,341                11.68%
Other                                                 110                  2.97%                759,845                 0.93%
                                             --------------------------------------------------------------------------------
Total                                               3,699                100.00%            $82,117,939               100.00%
                                             ================================================================================




                                                Delinquency Status Distribution

                                                                   % of Contract                                % of Contract
                                                   Number of      Pool by Number    Aggregate Principal     Pool by Principal
                                             Contracts as of  of Contracts as of    Balance Outstanding   Balance Outstanding
Delinquency Status                              Cut-off Date        Cut-off Date     as of Cut-off Date    as of Cut-off Date
------------------                           ---------------  ------------------    -------------------   -------------------
Current, including 1 to 29 days delinquent             3,175              85.83%            $68,199,415                83.05%
30 to 59 days                                            122               3.30%              2,386,025                 2.91%
60 to 89 days                                             41               1.11%              1,060,142                 1.29%
90 to 119 days                                            27               0.73%                681,240                 0.83%
120 to 149 days                                           26               0.70%                546,482                 0.67%
150 to 179 days                                           26               0.70%                593,117                 0.72%
180+  days                                               107               2.89%              2,394,849                 2.92%
Repossession Status                                      175               4.73%              6,256,669                 7.62%
                                             --------------------------------------------------------------------------------
                                                       3,699             100.00%            $82,117,939               100.00%
                                             ================================================================================




                     RANGE OF PRINCIPAL BALANCE OUTSTANDING


                            Total           Minimum          Maximum          Average
Principal           Balance as of     Balance as of    Balance as of    Balance as of
Balance Type         Cut-off Date      Cut-off Date     Cut-off Date     Cut-off Date
------------         ------------      ------------     ------------     ------------

Original             $125,485,821            $5,000         $476,568          $33,924
Current               $82,117,939                $0         $331,439          $22,200







                              NEW VS. USED COLLATERAL DISTRIBUTION

                                           % of Contract                                    % of Contract
                          Number of       Pool by Number      Aggregate Principal       Pool by Principal
                    Contracts as of   of Contracts as of      Balance Outstanding     Balance Outstanding
New vs. Usec           Cut-off Date         Cut-off Date       as of Cut-off Date      as of Cut-off Date
------------           ------------         ------------       ------------------      ------------------

New                           2,304               62.29%              $54,928,512                  66.89%
Used                          1,395               37.71%               27,189,427                  33.11%
                         --------------------------------------------------------------------------------
                              3,699              100.00%              $82,117,939                 100.00%
                         ================================================================================




                              RANGE OF CREDIT SCORES

                          Minimum as of        Maximum as of      Weighted Average as of
Score Type             Orignation  Date     Orignation  Date            Orignation  Date
----------             ----------------     ----------------      ----------------------

FICO                                466                  819                         658
Custom                               80                  304                         189




                   MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                          Minimum as of        Maximum as of      Weighted Average as of
Distribution Type          Cut-off Date         Cut-off Date                Cut-off Date
-----------------         -------------        -------------      ----------------------

Contract Rate                     0.00%               17.00%                       9.29%
Original Term                 60 months           240 months                  174 months
Current Term                   0 months           165 months                   91 months

